UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2026 (September 11, 2026)
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The Scotts Miracle-Gro Company
(Exact name of registrant as specified in its charter)
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Ohio	001-11593	31-1414921
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

14111 Scottslawn Road	Marysville	Ohio	43041
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (937) 644-0011
Not applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.01 stated value	SMG	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section13(a) of the Exchange Act. ☐

Item 1.02. Termination of Material Definitive Agreement.

The information set forth under Item 8.01 below is incorporated by reference into this Item 1.02.

Item 8.01. Other Events.

On September 11, 2026 (the “Redemption Date”), The Scotts Miracle-Gro Company redeemed all $250.0 million aggregate principal amount of its outstanding 5.250% Senior Notes due 2026 (the “5.250% Senior Notes”), pursuant to the terms of the indenture governing the 5.250% Senior Notes, at a redemption price equal to the aggregate principal amount of the 5.250% Senior Notes, plus accrued and unpaid interest to the Redemption Date (the “Redemption Price”). As of the Redemption Date, the 5.250% Senior Notes were no longer deemed outstanding, interest on the 5.250% Senior Notes ceased to accrue and all rights with respect to the 5.250% Senior Notes ceased, except for the right to receive the Redemption Price.

A copy of the Company's press release announcing this development, among other things, is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.
(a) Financial statements of businesses acquired:
Not applicable.
(b) Pro forma financial information:
Not applicable.
(c) Shell company transactions:
Not applicable.
(d) Exhibits:

Exhibit No.	Description
99.1	News Release issued by The Scotts Miracle-Gro Company on September 15, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SCOTTS MIRACLE-GRO COMPANY

Dated:	September 15, 2026	By:	/s/ DIMITER TODOROV
Printed Name: Dimiter Todorov
Title: Executive Vice President, Chief Legal Officer & Corporate Secretary

INDEX TO EXHIBITS

Current Report on Form 8-K
Dated September 15, 2026
The Scotts Miracle-Gro Company

Exhibit No.	Description

99.1	News Release issued by The Scotts Miracle-Gro Company on September 15, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
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